UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35203

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On April 3, 2006, Alabama National BanCorporation (the “Company”) renewed for an additional year its credit facility with AmSouth Bank (the “Credit Facility”). Pursuant to this latest renewal, the Credit Facility has a maturity date of May 30, 2007. The Credit Facility bears interest at a rate of LIBOR plus 0.65%, and the total amount that may be borrowed by the Company is $10 million. There was no outstanding balance under the Credit Facility as of April 3, 2006.

In connection with the Company’s renewal of the Credit Facility, the Company and AmSouth Bank entered into a Tenth Amendment to Credit Agreement and a Eighth Note Modification Agreement. Each of these amendments is attached as an exhibit to this Form 8-K.

On April 3, 2006, the Company entered into a Revolving Note (the “Revolving Note”) with AmSouth Bank with a maximum principal amount of $16 million. This loan is to pay a portion of the cash consideration that is being paid in connection with the Company’s acquisition of Florida Choice Bankshares, Inc. and for general corporate purposes. The Revolving Note bears interest at LIBOR (30 day) plus 80 basis points. Interest is payable quarterly on the 20th day of each January, April, July and October, beginning on April 20, 2006. The outstanding principal balance is payable in full on April 3, 2009. The Revolving Note is cross-defaulted with the Company’s Credit Facility with AmSouth Bank and is secured by a pledge of the stock of a subsidiary bank of the Company pursuant to a Pledge Agreement signed by the Company in favor of AmSouth Bank. The Revolving Note contains customary events of default, including failure by the Company to make payments when due, the material breach of any representations or warranties by the Company, and certain other specified events. The payment of all outstanding principal, interest, and other amounts owing under the Revolving Note may be immediately due and payable by AmSouth Bank upon the occurrence of an event of default.

The Revolving Note and the Pledge Agreement are attached as exhibits to this Form 8-K.

The foregoing description of the Tenth Amendment to Credit Agreement, the Eighth Note Modification Agreement, the Revolving Note and the Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to copies of the agreements that are attached to this Current Report on Form 8-K, and are incorporated into this report by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Tenth Amendment to Credit Agreement, the Eighth Note Modification Agreement, the Revolving Note and the Pledge Agreement set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit
10.1	Tenth Amendment to Credit Agreement

10.2	Eighth Note Modification Agreement

10.3	Revolving Note

10.4	Pledge Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National Bancorporation

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and Chief Financial Officer

Dated: April 4, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Tenth Amendment to Credit Agreement

10.2	Eighth Note Modification Agreement

10.3	Revolving Note

10.4	Pledge Agreement